Embracing a Growth Mindset COMMERCE BANCSHARES, INC. INVESTOR UPDATE 1st Quarter 2020

CAUTIONARY STATEMENT A number of statements we will be making in our presentation and in the accompanying slides are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements of the Corporation’s plans, goals, objectives, expectations, projections, estimates and intentions. These forward- looking statements involve significant risks and uncertainties and are subject to change based on various factors (some of which are beyond the Corporation’s control). Factors that could cause the Corporation’s actual results to differ materially from such forward- looking statements made herein or by management of the Corporation are set forth in the Corporation’s 2019 Annual Report on Form 10-K and the Corporation’s Current Reports on Form 8-K. 2 2

COMMERCE BANCSHARES

154 YEARS IN BUSINESS



- FULL-SERVICE BANKING FOOTPRINT

164 full-service branches and 366 ATMs
St. Louis • Kansas City • Springfield • Central Missouri
Central Illinois • Wichita • Tulsa • Oklahoma City • Denver

- COMMERCIAL OFFICES

Cincinnati • Nashville • Dallas • Des Moines • Indianapolis
Grand Rapids • Houston

- U.S. PRESENCE

Extended Commercial Market Area
Commercial Payments Services
Offered in 48 states across the U.S.

$26.8 BILLION IN ASSETS

47TH LARGEST U.S. BANK BASED ON ASSET SIZE[1]

$5.6 BILLION IN MARKET CAPITALIZATION

18TH LARGEST U.S. BANK BASED ON MARKET CAPITALIZATION[1]

$48.6 BILLION IN TRUST ASSETS

20TH LARGEST AMONG U.S. BANK-MANAGED TRUST COMPANIES BASED ON AUM[1]

$20.8 BILLION IN TOTAL DEPOSITS

$15.1 BILLION IN TOTAL LOANS[2]

$9.1 BILLION IN COMMERCIAL CARD VOLUME as of 12/31/19

6.5% RETURN ON AVERAGE COMMON EQUITY as of YTD 03/31/2020

7TH YTD ROACE FOR THE TOP 50 U.S. BANKS BASED ON ASSET SIZE[1]

a1 BASELINE CREDIT ASSESSMENT[3]

MOODY'S RANKS COMMERCE AMONG THE TOP 6 BANKS IN THE COUNTRY

Source: [1]S&P Global Market Intelligence as of 12/31/2019, does not include asset management or specialty finance banks; [2]Includes loans held for sale; [3]Moody's U.S. Bank Ratings, February 19, 2020, Baseline credit assessment reflects a bank's standalone credit strength; company reports and filings information as of 03/31/2020 unless otherwise noted.

3

SUPER-COMMUNITY BANK PLATFORM A consistent strategy with a long-term view Customer relationship-based: Community Bank Challenge Accepted.® Super-Regional Bank • • Award-winning High-performing teams Sophisticated payment customer service and engaged workforce system capabilities • • Focus on the full client Broad consumer relationship Long history of top quartile product offerings credit quality metrics • • Core values Private Banking; Trust; Capital Markets embraced by team Investment in distinctive, members • Shareholder driven and high-return businesses • strong financial Quickly adapt to performance customer needs Focus on operational • and changing efficiencies Competitive on unit preferences costs Disciplined approach to acquisitions 4

OUR STRONG CULTURE IS THE KEY DRIVER TO OUR LONG-TERM SUCCESS A culture At Commerce, our core values shape the way we live and work. formed 150+ years ago to • We have a long We make decisions today that will be a force for V sustain us well into the future. good in our term View region and • We see diversity and inclusion as an our industry We collaborate O imperative and seize opportunities to as One team build teams that reflect all sides of We act with an issue. I Integrity • We value integrity, we recognize our first duty is to conduct business in We are C Customer ways that merit trust and confidence, focused and that adhere to the highest standards of governance and ethics. We strive for E • We value relationships, our Excellence customers are our primary focus. 5

BEYOND FINANCIALS Supporting each other, our customers and our communities 1 2019 Engagement & Enablement nonprofit organizations supported by Consistently scoring above 500 Commerce team members through volunteer hours the U.S. High Performance As a socially and in leadership roles by serving on boards and U.S. Financial Services responsible norms for engagement, corporate citizen, enablement and OUTSTANDING effectiveness “we continuously $22 million seek opportunities community reinvestment rating of charitable to make a from the Federal investments advised 76% 78% difference. Reserve for more than by Commerce Trust Company2 ENABLEMENT ENGAGEMENT ” 20 years A culture that celebrates New groups launched to inclusion and diversity support diversity at Commerce Commerce offers a variety Empowering women of Internal resource groups, Focused on young mentoring programs and professionals 1,200+ members networking opportunities Nearly 600 members 100+ hours of LGBTQIA+ Multi- community service cultural 1The Korn Ferry Hay Group – 2019 survey results 2Includes investments on behalf of the Commerce Bancshares Foundation and private foundations that have engaged the bank as trustee. 6

RECENT RECOGNITION



Forbes | 2020
BEST BANKS
IN AMERICA

©2020, Forbes Media LLC. Used with permission.

Commerce Bank was named among **America's Best Banks 2020** by *Forbes*. Ranked in the **top quartile nationally** and 2nd **Missouri-based bank**. Since the first list debuted, **Commerce has consistently ranked near the top** among the highest-performing institutions.



Forbes | 2019
AMERICA'S
BEST MID-SIZE
EMPLOYERS
POWERED BY STATISTA

Commerce Bank was named a **Top Midsize Employer** by *Forbes* for **the third consecutive** year and **ranked in the top one-third** among a selection of 500 employers. We placed **13th** among all banking and financial services companies and **7th** among employers headquartered in Missouri.



BankDirector.
RankingBanking
REGIONAL★ALL-STAR
2019

Commerce Bank was selected as **one of 20 best-in-class banks in Bank Director's** 2019 RankingBanking study. We **placed third overall in the Midwest** and **ranked first in the Midwest** for Best Branch Network Strategy, Best Core Deposit Growth Strategy and Best Retail Strategy.



Private Asset Management
Private Asset Management Awards 2019
HIGHLY COMMENDED
Best private wealth manager - client service - over $5bn
Commerce Trust Company

Commerce Trust Company received **Highly Commended status for Best Private Wealth Manager** in client services with assets over $5 billion. PAM Awards recognize top investment professionals, wealth advisors, legal firms, consultants and other key service providers operating within the private asset management industry.



Korn Ferry Engaged Performance Awards
Outstanding Employer 2019

Commerce named **Outstanding Employer 2019** by Korn Ferry[1]. The award publicly recognizes employers that have achieved **best-in-class levels of engagement and enablement. Commerce is one of only three companies** in the U.S. to receive this global award.

[1]The Korn Ferry Hay Group – based on 2018 survey results

Commerce Bancshares, Inc.

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Q1 FINANCIAL RESULTS 8

FINANCIAL PERFORMANCE VS. PRIOR YEAR Net Income Attributable to Earnings per Common Return on Total Average CBI ($ in Millions) Share As of March 31 $434 As of March 31 As of March 31 Assets $421 $3.60 $3.58 1.76% 1.67% 1.58% .80% $97 $0.81 $52 $0.44 YE 2018 YE 2019 YTD 2019 YTD 2020 YE 2018 YE 2019 YTD 2019 YTD 2020 YE 2018 YE 2019 YTD 2019 YTD 2020 Return on Average Common Period End Loans Period End Deposits Equity ($ in Billions) ($ in Billions) As of March 31 As of March 31 As of March 31 16.2% $20,324 $20,520 $19,974 $20,776 14.1% 13.6% $15,080 $14,161 $14,752 $14,141 6.5% YE 2018 YE 2019 YTD 2019 YTD 2020 YE 2018 YE 2019 YTD 2019 YTD 2020 YE 2018 YE 2019 YTD 2019 YTD 2020 As of March 31, 2020 9

DRIVERS OF 1ST QUARTER 2020 EARNINGS NIM decreased 3 bps to 3.33% from 3.36% in Q4 2019, driven by lower yields on commercial loans and investment securities. Growth in average Net Interest business and personal real estate loan balances increased net interest Margin income and helped to partially offset the impact of lower yields. Deposit costs decreased 7 bps from the previous quarter. TIPS income for the first quarter was $976 thousand compared to $1.3 million in the prior quarter. 2.0% fee income growth vs the same quarter in the prior year, driven by growth Fee Income in trust fees, capital market fees, deposit account fees, and net bank card fees. Non-Interest Expense was up 1.2% vs the same period last year, driven by increases in salaries and benefits, and data processing and software costs, partly offset by Expense lower other non-interest expense. Provision for credit losses for loans totaled $42.9 million and was $32.0 million CECL greater than net loan charge-offs. Also, recorded a provision for credit losses for unfunded lending commitments of $15.1 million. Recognized unrealized losses on our portfolio of private equity investments of Unrealized Losses $13.0 million gross, before minority interest adjustments. 10

NET INTEREST INCOME: YTD – March 31, 2020 Quarterly Net Interest Income ⦁ Net interest income (tax equivalent) declined slightly $220 (Tax Equivalent) 4.0% – from the prior quarter. $210 3.8% ⦁ The decrease from 1Q 2019 was mostly due to a $200 Net Yield decline in interest earned on loans due to lower 3.6% rates, partly offset by higher loan volume and lower $190 funding costs. 3.4% $180 ⦁ The net yield on interest earning assets declined 3 $ in millions in $ basis points from the previous quarter. $170 3.2% Net interest income interestNet $160 3.0% 1Q19 2Q19 3Q19 4Q19 1Q20 2019 Net int inc 2020 Net int inc TIPs Interest - $ in 000s $8,000 258 Net Yield Adjusted Net Yield* 256 *Adjusted to exclude TIPs inflation income $6,000 254 252 $4,000 250 CPI Tax equivalent - YTD 2019 2020 Change 248 - U $2,000 246 Rates earned - assets 3.93% 3.66% (0.27) % 244 Interest Interest income $0 242 Rates paid - liabilities 0.65% 0.52% (0.13) % 240 -$2,000 238 Net yield - earning assets 3.52% 3.33% (0.19) % 1Q17 1Q18 1Q19 2Q17 3Q17 4Q17 2Q18 3Q18 1Q20 2Q19 3Q19 4Q18 4Q19 Normal int. Inflation inc. CPI-U 1111

NIM PROTECTION Hedge against lower interest rates by purchasing interest rate floor contracts and maintaining duration Floor Impact on Loan Yields Maintaining Duration Assumes Loans at LIBOR +200bps 8% In addition to the interest rate Unhedged Illustrative floors, Commerce has been 2.5% Floor (effective 6/1/2020) extending fixed-rate bond maturities. Duration has been 6% 2.25% Floor (effective 1/1/2020) mostly maintained despite: 2% Floor (effective 12/15/2020) * — A large decline in rates Yield Current 1ML: 0.67% 4% increasing prepayment speeds Loan Entered into three interest rate floors with a combined — Strategic move out of 2% notional value of $1.5 billion, to hedge the risk of municipals (typically our declining interest rates on floating rate commercial longest securities) loans indexed to 1 Month LIBOR. Each contract has a term of 6 years. — Reduced monthly cash 0% flows to reinvest 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% 4.5% 5.0% 1 Month LIBOR *As of April 20, 2020 12 12

A FULL-SERVICE, DIVERSIFIED OPERATING MODEL Card, Wealth & Deposit fees provide stable, growing revenue source Non-Interest Income Net Interest Income $ in millions $501 $525 8% $461 Wealth Management $422 $447 11% Deposit Service Charges 1% 7% Commerce Fees and Commissions $121 $124 1 Bank Card Income 61% 2015 2016 2017 2018 2019 YTD YTD 12% Other 2019 2020 Continued focus on growing fee income through new 10% and existing product and service offerings 1%3% 4% Examples: 4% Peer • toggle® • Accounts Payable Automation • • Banks1 Remitconnect™ Interest Rate Swaps • Claims Payments • CommerceHealthcare™ 78% • Horizons • Asset Management Peer Banks include: BSX, CFR, FINN, FULT, HWC, IBKC, ISBC, ONB, OZK, PB, PNFP, SFNC, STL, UMBF, UMPQ, UBSI , VLY, WBS, WTFC 1Sources: S&P Global Market Intelligence & FIS as of 12/31/2019 13

WELL-DIVERSIFIED LOAN PORTFOLIO 2 Business Loans YTD Average Loans $s in millions 6% Construction $14,707 $13,929 $14,079 17% Business RE $13,537 34% Residential RE $12,596 Commerce Consumer/HELOCs 1 Bank Credit Card 18% 2016 2017 2018 2019 2020 6% 2020 Loan Growth by Category (Average loans Mar. 2020 vs. Dec. 2019) 19% 9% 2% 27% Business/ lease/ tax-free  $132 million 17%  Peer Personal RE $107 million  Banks1 Business RE & construction $56 million 8% Auto/ motorcycle/ other  $11 million  37% Consumer Credit Card $21 million Peer Banks include: BSX, CFR, FINN, FULT, HWC, IBKC, ISBC, ONB, OZK, PB, PNFP, SFNC, STL, UMBF, UMPQ, UBSI , VLY, WBS, WTFC 1Source: S&P Global Market Intelligence & FIS as of 12/31/2019 2Includes loans held for sale, as of March 31, 2020 14

SUMMARY OF FIXED & FLOATING LOANS Nearly 58% of total loans are variable; 65% of commercial loans have floating rates; mostly tied to a LIBOR index Fixed Variable Business Construction Business RE Total Loans: $5.6B Total Loans: $0.9B Total Loans: $2.8B 4% 35% 44% 56% 65% Commercial 96% Personal RE Consumer HELOC Consumer Card Total Loans: $2.4B Total Loans: $2.0B Total Loans: $0.3B Total Loans: $0.8B 2% 7% 32% 32% 68% 68% Consumer 98% 93% 15 Source: 2019 10K 15

HIGH QUALITY, HIGHLY LIQUID AND DIVERSE INVESTMENT PORTFOLIO Composition of AFS Portfolio AFS Portfolio as of March 31, 2020 Total investments $8.7 billion 4% 11% Treasury & agency 14% Unrealized gain $241.0 million Municipal 15% 12 month maturities / pay-downs $1.4 billion MBS Duration Other asset backed December 2017 3.0 years December 2018 3.2 years Corporate December 2019 3.0 years 56% March 2020 2.6 years YTD Tax Equivalent Rate - Investments Duration QTD - March 31, 2020 Avg Rate 2.8% 2.8% (yrs) 2.8% Treasury & agency1 2.1% 3.6 2.6% 2.6% 2.5% Municipal 3.1%2 3.8 2.4% 2.4% MBS 2.4% 2.4 2.2% Other asset-backed 2.6% 1.3 2.0% Corporate 2.9% 2.7 2016 2017 2018 2019 2020 1Excludes inflation effect on TIPs 2 16 Tax Equivalent yield 16

IMPACT OF CECL: ALLOCATION OF ALLOWANCE

March 31, 2020 CECL allowances reflect the economic and market outlook due to COVID-19

$ in millions	December 31, 2019 Incurred Model		January 1, 2020 CECL Adoption		March 31, 2020 CECL Model	
	Allowance for Loan Losses	% of outstanding Loans	Allowance for Credit Losses (ACL)	% of outstanding Loans	Allowance for Credit Losses (ACL)	% of outstanding Loans
Business	$ 44.3	0.80%	$ 37.9	0.68%	$ 47.0	0.81%
Bus R/E	25.9	0.91%	14.9	0.53%	18.7	0.63%
Construction	21.6	2.40%	9.2	1.02%	17.8	2.04%
Commercial total	**$ 91.8**	**0.99%**	**$ 62.1**	**0.67%**	**$ 83.6**	**0.87%**
Consumer	15.9	0.82%	14.6	0.75%	18.2	0.94%
Consumer CC	48.0	6.27%	56.4	7.37%	62.4	8.83%
Personal R/E	3.1	0.13%	4.9	0.21%	5.6	0.23%
Revolving H/E	0.6	0.18%	1.6	0.46%	1.9	0.53%
Overdrafts	1.2	19.52%	0.1	1.63%	0.1	3.27%
Consumer total	**$ 68.9**	**1.27%**	**$ 77.6**	**1.43%**	**$ 88.1**	**1.61%**
Allowance for credit losses on loans	**$ 160.7**	**1.09%**	**$ 139.6**	**0.95%**	**$ 171.7**	**1.14%**
Liability for unfunded lending commitments	**1.1**		**17.2**		**32.3**	
Total allowance for credit losses	**$ 161.8**		**$ 156.8**		**$ 203.9**	

Methodology and Variables

- CECL model utilizes 3rd party baseline forecast
- Key variables include: GDP, disposable income, unemployment rate, various interest rates, CPI inflation rate, HPI, CREPI and market volatility
- Q1 provision for credit loss expense of $58.0 million, includes $47.1 million CECL related reserve increase
  - $32.0 million for loans
  - $15.1 million for unfunded lending commitments

Highlights

- Day 1 CECL adjustment of -$21.0MM to ACL - loans; $16.1MM adjustment to unfunded commitment liability
- 1st quarter adjustment provision for credit losses mostly due to COVID-19

* Note: The allowance for unfunded lending commitments is included in Other liabilities on the consolidated balance sheets.

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NET LOAN CHARGE-OFFS: YTD – March 31, 2020 ‘20 ⦁ YTD YTD Actual Loss The YTD decrease in 2019 2020 $ Change Rate business loan net charge- $ in 000s offs was primarily due to a Business $ 447 $ (373) $ (820) (0.03)% recovery on a single Overdraft 317 426 109 42.37 % leasing customer. Construction (16) — 16 0.00% ⦁ Loss rate on credit card Business R/E (37) (21) 16 0.00 % loans increased 38 bps to Personal R/E 101 (4) (105) 0.00% 5.06% in the 1st quarter. Consumer 1,924 1,711 (213) 0.35% ⦁ HELOC 19 (38) (57) (0.04)% Credit card delinquencies remain elevated. Credit card 8,958 9,157 199 5.06 % Total $ 11,713 $ 10,858 $ (855) 0.30% $200 Non-Performing Assets to Allowance 0.5% $15 90-Day Delinquencies: Credit Card & Consumer Loans $160 0.4% NPAs to Loans $10 $120 0.3% $80 0.2% $5 $ in millions in $ $ in $ millions $40 0.1% $0 0.0% $0 2016 2017 2018 2019 1Q20 Mar18 Sep18 Mar19 Sep19 Mar20 $ Allow for Loan Loss % NPA to Total Loans Credit card Consumer $ Non-Perform Assets 18

COMMERCE AND COVID-19 19

COMMERCE’S PREPAREDNESS AND RESPONSE TO COVID-19 Taking care of our customers and team members is our top priority • Activated our Pandemic Preparedness and Response Plan and COVID-19 Task Force. • Validated Business Continuity Plans for all teams, including successful use of remote access. • Built-in resiliency with campuses in both St. Louis and Kansas City, as well as our business resumption site. • Proactively communicating with customers across our business lines to reassure them of our resiliency and to offer our guidance for any financial challenges they may encounter. • Contacting key suppliers to verify their continuity plans and confirm their ability to maintain service levels. • Participating in multiple industry resource groups specific to this topic in order to share best practices. 20

KEY ACTIONS TAKEN IN RESPONSE TO COVID-19

We continue to monitor the outbreak & implement updates as the situation evolves.

2018-January 2020

- ✓ Appointed Pandemic Planning Committee & published plan
- ✓ Conducted Pandemic Response Tabletop Exercises
- ✓ Jan: Began monitoring the COVID-19 outbreak and began preparedness discussions

February 2020

- ✓ Activated Plan and COVID-19 Task Force
- ✓ First all-team communication
- ✓ Established social media monitoring

Early March 2020

- ✓ Enhanced cleaning protocols and ordered additional cleaning/safety supplies
- ✓ Verified critical suppliers
- ✓ Expanded remote worker capabilities, including Customer Care Center
- ✓ March 10: Restricted travel
- ✓ Began daily executive management briefings
- ✓ Launched COVID-19 page on CB.com and internal resource site
- ✓ Enhanced social distancing policies
- ✓ March 13: limited all internal gatherings to <20; restricted access to buildings; activated recovery sites

Mid-late March 2020

- ✓ March 17: Closed branch lobbies; drive-thru only
- ✓ Began daily internal communications and regular CEO video messages
- ✓ Restricted all business travel; all meetings virtual or by phone
- ✓ Launched Consumer & Business relief programs
- ✓ Implemented 100% of distributed workforce plans
- ✓ Reduced operating hours in select branches; alternating schedule for branch staff

April 2020

- ✓ Rolled-out SBA Loan program
- ✓ Implemented premium pay for hourly team members who cannot work remotely
- ✓ Upgraded IT systems, processes & equipment for an improved remote-working experience
- ✓ Ongoing communication with our team and customers
- ✓ Continue to monitor legislative changes & stay-at-home orders

21

DISPERSION OF KEY OPERATING FUNCTIONS Safeguarding our operational resiliency scheduleA/B Implemented March 23 Alternating Escalated branch teams on-site 100% workforce of distributed distribution to all workforce team members 82% Team members plans working from 93% home* IT staff working >800 from home first-time remote access users 80% Customer Care agents working remotely Data as of April 9, 2020 *Working from home or alternate sites; excludes branch employees who cannot work from home 22

HELPING OUR TEAM FOCUS ON WHAT MATTERS MOST For our Team Members and their Families For our Team Members in their Workplaces • Providing Premium Pay for hourly team • Limited access to the interior of our members working on-site branches to minimize exposure of our customers and teammates • Established Pandemic time off • Making additional efforts to disinfect work • Committed to covering the costs of areas and equipment and help our team approved and authorized COVID-19 safely handle cash testing for team members and their dependents who are covered by our • Distributed our workforce to various medical plans locations, including 82% who are working from home or at an alternate location • Implemented new policies for team members who cannot come to work • Replaced in-person meetings with due to personal circumstances (lack of alternative means of communication like childcare, stay-at-home orders) to web, video or teleconferencing accommodate their individual needs • Eliminated all business travel for team members 23

HELPING OUR CUSTOMERS FOCUS ON WHAT MATTERS MOST Relief programs for our consumer customers Loans Credit Cards • Payment deferments • Opportunity to skip payments with refunded or waived late fees • Unsecured installment loan with flexible income requirements and loan terms, first payment due • Permanent workout payment plan with date extension with fixed rate and fixed payment reduced payments and fees for long-term options financial impact customers • Payment plans and temporary forbearance options for mortgage loans. Payment relief plans Deposit Accounts can be in the form of a reduced payment amount, or • Refund requests can be made for overdraft a suspension of payment in full, for the fees or fees associated with using a non- payment relief period. Commerce ATM • Foreclosure sales have been cancelled or • Requests can be made to waive early postponed and new foreclosure referrals have withdrawal penalties for redeeming a CD been halted early due to financial hardship, or for missing • All automobile repossession activity has the grace period due to inability to get to the temporarily ceased. bank For existing / eligible Consumer customers; requires Bank approval and must be requested by the customer. 24

HELPING OUR CUSTOMERS FOCUS ON WHAT MATTERS MOST Relief programs for our commercial customers Loans Deposit Accounts Prepaid Cards • Payment deferments for • Requests can be made to • Implementation fees existing clients have overdraft fees waived for DirectCheck • refunded Card solution, an alternative Small Business Administration to paper checks* (SBA) loan with the new Paycheck Protection Program • Implementation fees waived for Prepaid Expense Credit Cards Merchant Services Card solution, an option to help back offices in • Payment deferment and • Monthly minimum fee and disseminating per diem and late fees refunded or regular monthly fee waived handling employee travel * waived for the months a business is expenses closed temporarily For existing / eligible Commercial customers; requires Bank approval and must be requested by the customer. *Implementation fees waived until June 30, 2020. 25

PROVIDING RELIEF TO OUR CUSTOMERS

Paycheck Protection Program (PPP)

Began taking applications on April 3, 2020

$1.5B	4,529	~375	80,000	$65K
loans secured from the Small Business Association	clients in our communities	nonprofit organizations	employees (estimate)	median loan size

Payment Relief Requests[1]

Loan Type	Number of Requests	% of Portfolio (by # of notes)	Total Amount of Requests
Commercial[2]	428	3.3%	$285MM
Over $500M	78	2.9%	$241MM
Under $500M	350	3.4%	$44MM
Consumer[3]	6,245	1.5%	$114MM
Mortgage	209	1.8%	$51MM
Consumer Card	1,614	0.6%	$10MM
Installment	2,315	2.8%	$46MM
Med/HSF	2,107	2.9%	$6MM
Mortgages Serviced for Others[4]	90	2.0%	$17MM

[1]Requests are defined as modifications, payment deferrals, forbearance agreements, or change in terms. Data through April 20; [2]Includes booked requests only; [3]Includes all requests, including those in process; [4]Not included in total consumer numbers above.

General Program Guidelines

Commercial – 90-day deferral of interest, principal or principal and interest. Interest continues to accrue, but interest is not charged on the deferred interest amount.

Mortgage - Forbearance up to 180 days, consistent with CARES Act. A few situation-based options are available to borrowers.

Consumer - Deferral of two monthly payments for consumer credit cards – balances continue to accrue interest at the applicable APR. 90 days for all other consumer revolving lines.

Installment - Deferral of payments up to 90 days – balances continue to accrue interest at the applicable APR.

HSF – Upon request, deferral of payments up to 90 days – balances continue to accrue interest at the applicable APR.

26

WHAT OUR CUSTOMERS ARE SAYING “I wanted to let you know what a huge help your team has been this “Thank you for all your efforts to Branch week/weekend in helping us apply secure the SBA loan for us. It will Customer for paycheck relief. This would be a support jobs for over 200 Relationship HUGE deal, and I appreciate all that people. We are very grateful.” Score at an all- Commerce is doing to help.” time high of 94% “I wanted to let you all “This could not have been a better know that since early experience! Angie was terrific, and the “Thank you for all the March, when we realized entire process was simple, painless and work you're doing today. there would be significant expeditious. Truly one of the best You've been the only economic disruption, we’ve experiences I’ve had working with a day of light in this said, “Thank goodness bank. Plus all of this at a time when mess.” we’re with Commerce!” folks are working remotely. Impressive.” “It’s times like this, I learn to truly appreciate the great business partner Commerce Bank has become over the decades. You have obviously built an incredible group of professionals at the bank. Bringing your entire support staff together, working nearly 24/7 to help your customers in such unprecedented times; words can’t describe what it means to me.” 27

LOAN PORTFOLIO: LIMITED EXPOSURE TO PANDEMIC-SENSITIVE INDUSTRIES While we expect nearly every industry to be impacted to some degree by Coronavirus-related disruptions, we have identified nine industries that will be most impacted. Loan Portfolio Highest Impacted $ in % of Loan Industries millions Portfolio Outstandings Highest Multifamily / Student Housing $544 3.6% Impacted CRE Retail 404 2.7% Industries Auto Dealers 315 2.1% 17% Senior Living 297 2.0% Hotels 278 1.8% Beer Distributors 225 1.5% Retail Stores 217 1.4% 83% Energy 201 1.3% All Restaurants 84 0.6% Other Total $2,565 17.0% Loans Industry breakdowns represent outstanding balances as of March 31, 2020, segmented by NAICS codes. 28

SOUND CAPITAL AND LIQUIDITY POSITION Total Risk-Based Capital Ratio1 Loan to Deposit Ratio Peer Median: 13.6% Large, stable deposit base and low OZK 15.6% CBSH 15.5% loan to deposit ratio UBSI 14.7% Core Deposits Average Loan to CFR 14.6% 73% Deposit Ratio3 FINN 14.3% Commerce BXS 14.2% $19.02 Average Loan to UMPQ Billion 1 14.0% Peer90% Average Deposit Ratio ISBC 13.9% STL 13.9% SFNC 13.7% Total Deposits WBS 13.6% UMBF 13.3% Core Deposits PNFP 13.2% - Non-Interest ONB 13.0% Bearing Certificates of PB 12.7% 9% 91% - Interest Checking IBKC 12.4% Deposit - Savings and WTFC 12.2% Money Market HWC 11.9% FULT 11.8% VLY 11.7% 1S&P Global Market Intelligence, Information as of December 31, 2019 2Period-end balances, as of March 31, 2020; 3Includes loans held for sale, as of March 31, 2020 29

STRONG CAPITAL POSITION – FLEXIBILITY IN CAPITAL PLANNING 52 consecutive years of regular common cash dividend increases1 Capital Returned to Common Shareholders as a percentage of Net Income2 $300 Cash dividends paid on common stock (left) 200% $250 Common share repurchase (left) % Payout (right) 150% $200 $150 100% $100 $ in millions in $ 50% $50 (%) Ratio Payout $0 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Capital Ratios – 12/31/2019 • Special cash dividend paid in 2012 totaled $131 million. • 2014 included $200 million accelerated share repurchase in conjunction Tier 1 common risk-based capital 13.9% with preferred stock issuance. Tier 1 risk-based capital 14.7% • 2015 included a $100 million accelerated share repurchase. Total risk-based capital 15.5% • 2019 included a $150 million accelerated share repurchase. • Common cash dividends increased 10% in 2018, 16% in 2019 and 9% in 1Based on 1st quarter 2020 declared dividend; 2Net Income is 2020 (based on 1Q2020 declared dividend). defined as Net Income Available to Common Shareholders 30 30

STRATEGIC POSITION 31

STRATEGIC POSTURE: MAINTAINING THE BALANCE STRONG PERFORMANCE with Disciplined focus on PRIORITY ongoing refinement of the BLUE CHIP investments “Core Bank” • Develop Claims Payment • Super-Community Bank platform • Commerce Bank Mortgage • Relationship-based banking • Accelerate Growth in Healthcare • High-touch customer service • Enhance Consumer Digital • • Full suite of product and service Accelerate Expansion Market offerings Growth • • Disciplined attention to risk return Enhance the Private Client Model • Retain and Grow Mass Affluent • Divest in businesses & activities Households that no longer provide acceptable • returns Enhance Enterprise Customer Relationship Management (CRM) • A highly engaged team • Implement Transform 360 • Focus on profitability and • Enhance the People Experience shareholder return Commerce …emphasis on culture, collaboration and core values EDGE 32

GROWTH MINDSET: CONSUMER BANKING

Enhancing the Customer Experience

Engaging with customers through the channels they prefer.

- Technology investments
- New engagement programs
- Enhanced product offerings
- Improved operating model



CommercePremier



Branch Design



Advanced ATMs



Video Advisors



CARA


Exploration Center

Exploration Centers

Consumer Digital Business

Evolving our digital experiences to meet our customers' expectations.

- Digital Mortgage application
- CommercePremier user interface
- Mobile push notifications, improved alerts management
- Pilot Appointment setting solution

2018
25
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2019
22
releases




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VISA

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GROWTH MINDSET: INTERNAL INNOVATION AT COMMERCE Internal software development Commerce’s commitment to As innovation and technology rapidly events to rapidly build, test, and promoting an innovative mindset, drive change, our customers’ needs TOOLS promote new products or services from everyday incremental and expectations continue to evolve. for both internal and external improvement to transformative AGILE enables our organization to customers. changes in the way we do business. meet this disruption head on. TRUST CRM Target Operating Model Customer Advising & Commerce’s (TOM) is an initiative to Referral Assistant (CARA) Commerce Trust implementation of a help Commerce design a is a guided conversation Company’s A Bank-wide single, integrated future operating model tool that helps us better implementation of a project to replace Customer Relationship across people, process, understand our Customer Relationship the existing Management (CRM) and technology to simplify customers’ needs, make Management (CRM) mainframe core platform that will processes, drive consistent platform to improve system with a KEY PROJECTS KEY enable commercial consistency, and improve recommendations, and sales, service levels, and new and modern business lines to efficiencies in a way that free up time to fulfillment interactions solution. improve sales, service, can best support the concentrate on building with clients. and fulfillment commercial lending model relationships with our interactions with clients. and customer experience. clients. 34

CONSUMER BANKING SNAPSHOT 164 $10.4 $4.2 1.1 Full-service BILLION BILLION MILLION branches Consumer Consumer Consumer 366 Deposits Loans* Households* ATMs Focus on Digital Commerce Digital HH Digital Loan Mobile Bank App Rating Penetration Sales (000s) Deposit Use 4.7 46% $42,755 13% 4.7 Period end balances, information as of December 31, 2019; App store rating as of 1/15/2020 35 *Excludes Trust Company / Private Banking households 35

For high net worth individuals who are looking to simplify their complex financial life, Commerce Trust Company provides a full-service approach to wealth management. Key Growth Initiatives TH • Implement new Private 20Largest Among $57 $34 $539 Banking Lending Program Bank-Managed BILLION BILLION MILLION Total Client Assets Under Managed • Accelerate growth of Mass Trust 2 Companies1 Assets Management Brokerage Affluent households Assets • Implement enhanced 2 sales process with new Total Client Assets Assets Under Management Client Relationship $ in billions $ in billions Management system $56.7 $48.7 $50.0 • $43.1 Expand the CTC brand $38.4 $34.4 $30.0 $30.3 • $25.4 Enhance the digital client $22.6 experience • Invest in team training and onboarding resources 2015 2016 2017 2018 2019 2015 2016 2017 2018 2019 Period end balances, information as of December 31, 2019 36 1S&P Global Market Intelligence ranking as of 12/31/2019, based on assets under management 2Assets under administration 36

COMMERCIAL BANKING Revenue growth opportunities Financing solutions – options for all sizes and types of businesses • Equipment Financing • Working Capital Lines of Credit • Government Lending Programs • International Financing • Term Financing • Interest Rate Swaps • Employee Stock & Ownership Financing • Construction & Real Estate Loans • Floor Plan Lending • Tax-exempt Financing $9.6 $8.1 $547 BILLION BILLION MILLION Commercial Commercial Commercial Loans Deposits Revenue Commercial Loans Commercial Deposits Commercial Revenue $ in billions $ in billions $ in millions $9.6 $548 $9.1 $547 $8.9 $8.0 $8.1 $7.9 $514 2017 2018 2019 2017 2018 2019 2017 2018 2019 Commercial segment as of December 31, 2019 37

COMMERCIAL BANKING – EXPANSION MARKETS OFFER GROWTH OPPORTUNITIES Expansion Market Loan Growth Expansion Fee Income $ in millions Market Loan Team Overview for Growth $2,316 Growth Expansion Markets $2,200  # of team members per market  89% (includes open positions) $1,913 98% since 2015 since 2015 2012 2019 $1,619 $1,338 Oklahoma 31 52 Texas 3 23 Denver 41 47 Cincinnati/ 11 13 Indianapolis 2015 2016 2017 2018 2019 Expansion Markets Nashville 3 6 • Cincinnati • Houston • • Oklahoma Nashville Dallas Indianapolis Des Moines 0 3 • Denver • Nashville Texas Des Moines • Des Moines • Oklahoma City • • Grand Rapids 0 2 Denver Grand Rapids Grand Rapids Tulsa Cincinnati & Indianapolis Period end balances as of December 31, 2019 38

INDUSTRY-LEADING COMMERCIAL PAYMENTS CAPABILITIES Innovative payments solutions to manage payables and receivables to streamline cash flow Key Verticals $177 Payments MILLION Revenue Tailored return on investment-based solutions Treasury enable healthcare providers to enhance the $47.7 Management patient experience, improve cash flow, and MILLION Revenue leverage new opportunities in everyday processes. $9.1 Commercial BILLION Card Volume Claims Payments With the help of our insurance advisory council, Claims Payments was built for the industry with $6.2 Merchant the input of insurance experts. We help insurance BILLION Volume companies provide faster payments to their customers. Information as of December 31, 2019 39

CARD PRODUCTS – A LEADER AMONGST TOP 50 U.S. BANKS Consistently ranked among the top issuers in the Nilson Report Commercial Consumer Commercial#12 Purchasing#7 1 #12Bank Consumer#12 #19Debit #14Prepaid Card Issuer Card Issuer Acquirer Card Card Card A full suite of innovative card and payment product offerings • Health Services Financing • Claims Payments • Multi Account Chip • Co-Brand • toggle® • Prepaid Expense • Contactless Visa® Debit Card Early adopter 1 Includes fleet cards Source: Nilson Reports (Debit: April 2019; Consumer Card: February 2019; Prepaid: July 2019; Merchant: March 2019; Purchasing: June 2019; Commercial Card: June 2019), based on the top 50 U.S. banks ranked by total assets as of 12/31/2018, S&P Global Market Intelligence 40

CAPITAL FOR BUSINESS® A middle-market private equity firm focused on the success of industrial growth companies Quick Facts: Investment Criteria • • Manufacturing, distribution and certain service Small Business Investment Company companies (SBIC) founded in 1959 • Cash flow positive • Good management • Nationwide footprint with Greater Midwest • Consistent financial performers Focus • Operate in niche markets • • 31 Portfolio Companies Representing Significant and defensible market positions • Differentiated products and services • $500MM in Revenue • Scalable business platforms • 1,900 Employees • Financial Parameters Net Book Value as of March 31, 2020: $81.2MM • Revenues - $10 million to $100 million • EBITDA - $2 million to $7 million Transaction Types Investment Structures Other Information Management buyouts Subordinated debt Co-investors Leveraged buyouts Preferred stock Majority control Succession plans Common stock Target 5-7 year hold period Recapitalizations Warrants Management participation Corporate divestitures 41

COMMERCE BANK MAINTAINS SOLID PERFORMANCE OVER TIME Return on Average Assets 2.0% 1.5% ROAA 10-yr average 1.0% CBSH: 1.31% 0.5% Peers: .99% 0.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Commerce Peer Banks Large Banks Return on Average Common Equity 20.0% 15.0% ROACE 10-yr average 10.0% CBSH: 12.4% 5.0% Peers: 8.2% 0.0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Commerce Peer Banks Large Banks Peer Banks include BXS, CFR, FINN, FULT, HWC, IBKC, ISBC, ONB, OZK, PB, PNFP, SFNC, STL UBSI, UMBF, UMPQ, VLY, WBS, WTFC Large Banks include: JPM, BAC, C, WFC, USB, PNC, FITH, RF Sources: S&P Global Market Intelligence and company reports and filings as of 12/31/2019 42

LONG-TERM VIEW: NET INCOME AND EARNINGS PER SHARE $450 $4.00 400 Earnings Per Share Net Income 3.50 350 3.00 300 250 2.50 $ $ 000s 200 Net Income Net 2.00 150 1.50 100 Earnings per Share 50 1.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Dividends $0.58 $0.59 $0.62* $0.64 $0.67 $0.71 $0.74 $0.78 $0.85 $0.99 per share EPS REMAINS STRONG 2020 MARKS THE 52ND CONSECUTIVE YEAR OF DIVIDEND GROWTH *Including 2012 special dividend = $1.64 All data has been restated for 5% stock dividend distributed in December 2019 Net Income in the chart represents Net Income Available to Common Shareholders Source: Corporate Finance 43

STEADY SHAREHOLDER RETURNS as of March 31, 2020 Annualized Comparison Total Shareholder Returns Total Shareholder Returns Indexed, 03/31/2005 = $100 Percent 350 20% CBSH NASDAQ Bank COMMERCE S&P 500 KBW Bank 300 NASDAQ 10% BANK 250 0% KBW BANK -10% 200 S&P 500 -20% 150 -30% 100 1 Year 3 Year 5 Year 10 Year 15 Year CBSH -7.3% 2.9% 10.6% 9.7% 7.8% 50 S&P -7.0% 5.1% 6.7% 10.5% 7.6% NASDAQ 0 BANK -28.7% -11.1% 0.4% 5.0% 1.0% 2005 2007 2009 2011 2013 2015 2017 2019 KBW BANK -27.8% -8.4% 0.5% 4.5% -0.1% Consistent, positive returns to shareholders Significant outperformance relative to banks over long period Source: Bloomberg; data as of 03/31/2020 44

Contact Information: Matthew Burkemper Senior Vice President, Commerce Bank Corporate Development and Investor Relations 314.746.7485 Matthew.Burkemper@commercebank.com Commerce Bancshares, Inc. Investor Relations website: http://investor.commercebank.com/

Embracing a Growth Mindset